UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 14, 2006
TRICELL, INC.
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

0-50036 (Commission File Number)	88-0504530 (IRS Employer Identification Number)
6 Howard Place, Stoke-on-Trent, Staffordshire, ST1 4NQ United Kingdom
(Address of Principal Executive Offices)                     (Zip Code)
011 44 8707 53 2360
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 28, 2006, Tricell, Inc., a Nevada corporation (“Tricell”), was notified that two of its wholly owned subsidiaries, Tricell International Limited (“Tricell Int.”) and Tricell (UK) Limited (“Tricell UK”), were moved from administration, a United Kingdom equivalent of Chapter 11 reorganization, to creditors’ voluntary liquidation, a United Kingdom equivalent of Chapter 7 liquidation. Neither Tricell nor its subsidiaries have provided any guarantees or security interests to the creditors of either Tricell Int. or Tricell UK. The High Court of Birmingham approved the transfer to liquidation in proceeding number #2037 for Tricell UK and #2008 for Tricell Int.
     Bond Partners, LLP, the liquidator for Tricell Int. and Tricell UK, estimates that there will be no surplus from either entity after all creditors of Tricell UK and Tricell Int. have been paid. As the liquidator estimates that there will be deficiencies in both Tricell Int. and Tricell UK, he does not expect Tricell to receive any income or assets. The estimated deficiencies of the companies in liquidation are:

Tricell International Limited	-	£434,997 (equals $771,380 as of January 28, 2006)
Tricell (UK) Limited	-	£567,135 (equals $1,005,700 as of January 28, 2006)
Total	-	£1,002,132 (equals $1,777,081 as of January 28, 2006)
     The liquidators estimated statement of affairs includes £1,000,000 (equals $1,773,300 as of January 28, 2006) VAT receivable from the UK government that was previously for VAT tax withheld, but it does not include estimates for potential claims that could be pursued against the UK Government for damages and/or interest due to the withholding actions taken by the UK Government. After investigating potential claims, the likely costs to Tricell in pursuing potential claims, and Tricell’s ultimate recoverability, Tricell’s Board of Directors has decided not to pursue a claim against the UK government on the basis that the funds necessary to pursue such a claim may be better used in Tricell’s operations.
     As a result of this liquidation, as of January 28, 2006, the assets and liabilities of Tricell UK and Tricell Int. will be removed from Tricell’s consolidated financial statements. The overall effect on the Tricell’s financial statements is that Tricell’s net assets will increase by £1,978,817 or (equals $3,509,036 as of January 28, 2006), which includes the £1,000,000 VAT receivable (equals $1,773,300 as of January 28, 2006). Tricell’s Form 10-K for the fiscal year ended December 31, 2005 will include the estimated deficiencies of £1,002,132 (equals $1,777,081 as of January 28, 2006); however, as of January 28, 2006, all liabilities of Tricell UK and Tricell Int. will be removed from Tricell’s financial statements, and Tricell’s net assets will increase by £1,002,132 (equals $1,777,081 as of January 28, 2006).

SIGNATURES
     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated this 14th day of February 2006.

TRICELL, INC.
By:	/s/ Andre Salt
Andre Salt,
Chief Executive Officer

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